WELCOME

SEQUENTIAL BRANDS GROUP



Business Model
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Portfolio Review
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Growth Strategy

SAFE HARBOR

The slide presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Our actual results could differ materially from those stated or implied in forward-looking statements. Readers of this presentation should be aware of the speculative nature of "forward looking statements." Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "anticipate", "estimate", "plan", "project", "continuing", "ongoing", "target", "aim" "expect", "believe", "intend", "may", "will", "should", "could", or the negative of those words and other comparable words, are based on current expectations, estimates and projections about, among other things, the industry and the markets in which Sequential operates, and they are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in the reports that Sequential has filed with the SEC: general economic, market, or business conditions; changes in Sequential's competitive position or competitive actions by other companies; Sequential's ability to maintain strong relationships with its licensees; Sequential's ability to retain key personnel; Sequential's ability to achieve and/or manage growth and to meet target metrics associated with such growth; Sequential's ability to successfully attract new brands; the closing of the planned Heelys, Inc. acquisition; the ability to negotiate definitive documentation and consummate the proposed acquisitions of Brand X and Brand Y; and the ability to achieve the anticipated results of these and other potential acquisitions; Sequential's ability to comply with government regulations; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond Sequential's control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized or, if substantially realized, will have the expected consequences on Sequential's business or operations. These and other risks are discussed in detail in the periodic reports that Sequential files with the SEC. Except as required by applicable laws, Sequential does not intend to publish updates or revisions of any forward-looking statements it makes to reflect new information, future events or otherwise. Readers should understand that it is not possible to predict or identify all risks and uncertainties to which Sequential may be subject. Consequently, readers should not consider such disclosures to be a complete discussion of all potential risks or uncertainties.

This slide presentation includes certain financial projections, which are also forward looking statements, relating to Sequential and certain of its pending and targeted acquisitions. The projections are based on a number of assumptions. Although the Company believes the assumptions underlying such projections are reasonable, the reasonableness of these assumptions has not been independently passed upon. There can be no assurance that the projections will be realized and the projections may prove incorrect, including, without limitation, as relates to the anticipated aggregate guaranteed minimum royalties expected. Nothing contained in the projections is, or should be relied upon, as a promise or representation as to the future results or prospects of Sequential.

EBITDA, a non-GAAP financial measure, represents net income before income taxes, interest, depreciation and amortization expenses. Free Cash Flow a non-GAAP financial measure, represents net income before depreciation, amortization, non-cash compensation expense, bad debt expense, non-cash income taxes, less capital expenditures. The Free Cash Flow also excludes any changes in Balance Sheet items.

THIS PRESENTATION CONTAINS TRADE NAMES, TRADEMARKS AND SERVICE MARKS OF OTHER COMPANIES. WE DO NOT INTEND OUR USE OR DISPLAY OF OTHER PARTIES' TRADE NAMES, TRADEMARKS AND SERVICE MARKS TO IMPLY A RELATIONSHIP WITH, OR ENDORSEMENT OR SPONSORSHIP OF, THESE OTHER PARTIES.



OUR MISSION

To own, manage & license a diversified global portfolio of prominent brands across multiple consumer sectors


We are a pure-play brand management company.
We own 3 consumer brands & have contracts pending to acquire 3 additional brands.

"The Top 125 Global Licensors accounted for more than $192 billion in retail sales of licensed products worldwide in 2011. An impressive 50 global licensors reported retail sales of $1 billion or more."

—License! Global Magazine, May 2012

We focus on the front end and shift the "heavy lifting" to licensees.
Licensors own the brand. Licensees "rent" brands & pay royalty.

TRADITIONAL OPERATING COMPANY (LICENSEE)

- Design
- Sourcing
- Manufacturing
- Distribution
- Warehousing
- Inventory Ownership

→ RESPONSIBILITY OF **LICENSEES**

OUR BUSINESS MODEL (LICENSOR)

- Licensing
- Trend Direction
- Marketing

→ RESPONSIBILITY OF **LICENSOR**

HIGHLY ATTRACTIVE BUSINESS MODEL

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1. Guaranteed Minimum Revenues
2. Own & Control Intellectual Property
3. Diversified Predictable Revenue Base
4. High EBITDA Margins
5. Scalable Business Model
6. No Inventory Risk



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Brand licensing businesses have attractive investment characteristics

HIGHLY ATTRACTIVE BUSINESS MODEL

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Pre-2012 → 2012 → 2013 → Future →

Historical Wholesale and Retail Operation	Tengram Investment and Partnership	Conversion to Pure-Play Licensor	Brand Acquisition & New Management Team	Equity Raise & Planned Acquisitions	Future Target Sectors
• Pre-existing traditional operating company was struggling	• Tengram, led by Bill Sweedler, invests $14.5m to wind down traditional operating company and launch brand management platform	• Exits non-core wholesale and retail • Licenses brands William Rast & People's Liberation to new partners • Corporate name changes to signify new asset lite model	• DVS (Acquired in 2012) • New CEO joins • New CFO joins	• HEELYS (Announced Dec 2012) • Brand X* • Brand Y* • SQBG raises $22.4M in private offering	• Fashion • Home Textile • Action Sports • Character Properties • Consumer Electronics • Food & Beverage

* Sequential has not entered into any definitive documentation relating to the transaction. There is no assurance that this transaction will occur on the terms described, or at all.

OUR MANAGEMENT TEAM

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Bill Sweedler I *Chairman*

- Co-Founder of Tengram Capital Partners, a consumer-focused private equity firm
- Owned and operated multiple brand licensing businesses including Joe Boxer & Hathaway
- Sold Joe Boxer to Candies in 2005; joined Board and Management to transition business to Iconix



Yehuda Shmidman I *CEO*

- Previously Chief Operating Officer of Iconix Brand Group
- At Iconix for 7 years in positions ranging from head of global business development to COO
- Previously at a licensing agency that launched several DTR brands, including Isaac Mizrahi at Target



Gary Klein I *CFO*

- Previously served as the Vice President of Finance at Iconix since 2008
- 7 year tenure at Iconix
- Previously served in corporate financial roles at TV Guide Publishing Group, Columbia House



BRAND PORTFOLIO


AND

WILLIAMRAST

BACKGROUND

- Founded May 2005 in collaboration with Justin Timberlake
- Complete denim and lifestyle collection
- William Rast has received popular recognition, including 2011 American Image Awards Brand of the Year

2013+GMRS

$17+ million

EXISTING & POTENTIAL PRODUCT CATEGORIES

- Men's Apparel
- Women's Apparel
- Optical / Eyewear
- Small Leather Goods
- Home
- Watches / Jewelry
- Outerwear
- Sleepwear / Intimates
- International

KEY LICENSING PARTNERSHIPS

- Exclusive, long term direct-to-retail licensing agreement with JCP in USA
- JCP is launching Men's Apparel in 600 Shops, Q1 2013


WILLIAM
RAST


LEGGINGS
BIKER LEGGINGS



PEOPLE'S LIBERATION

BACKGROUND

- LA inspired premium denim brand founded in 2004
- Known for superior fit and silhouette, combined with unique back pocket details and wash features
- The line also includes a collection of fashionable t-shirts, tops, dresses, and leggings

2013+GMRS

$2+ million

EXISTING & POTENTIAL PRODUCT CATEGORIES

- Apparel
- Optical
- Handbags
- Footwear
- Jewelry
- Cold weather
- Intimates
- International

KEY LICENSING PARTNERSHIPS

- Licensing agreement with Sunrise Brands in September 2011 for apparel
- Launching exclusively at MAURICES (part of Ascena Group) Q1 2013


PEOPLE'S LIBERATION

DVS

BACKGROUND

- Founded in 1995 by skateboard shop owners & pro skater
- The brand stays true to its mantra: footwear made for skaters, by skaters
- DVS footwear is known for its great style, technical features and the input of some of the best pro skaters in the world

2013+GMRS

$15+ million

EXISTING & POTENTIAL PRODUCT CATEGORIES

- Footwear
- Apparel
- Denim
- Backpacks
- Belts
- Hard Goods

KEY LICENSING PARTNERSHIPS

- Secured a world-class partner and licensee in Elan Polo International, for core footwear
- Key distribution includes Zumiez, Tillys and core action sports retailers
- Nearly Half of the distribution is outside the USA




CONGRATS TOREY!
2012 TAMPA PRO CHAMP



HEELYS WORLDWIDE

BACKGROUND

- Heelys is a pioneer of skate shoes, pioneering a category with unique and innovative products
- Since its inception in 1999, Heelys has sold over 22 million pairs
- Heelys includes a broad portfolio of valuable intellectual property, including 84 issued patents and pending patent applications

DEAL METRICS

- Transaction expected to close in Q1
- Net purchase price expected to be less than aggregate minimum guarantees from licensees

EXISTING & POTENTIAL PRODUCT CATEGORIES

- Footwear
- Kids Apparel
- Back to School Products
- Backpacks
- Toys
- Bikes
- Skateboards
- Luggage

KEY LICENSING PARTNERSHIPS

- Sequential signed a world-class licensee in BBC International for Heelys footwear products that will take effect upon closing











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BRAND X & Y

BACKGROUND

- Brand X is a better fashion and lifestyle brand, distributed in over 10,000 locations globally
- Brand Y is a lifestyle line of apparel, footwear, accessories and home goods distributed through over 10,000 doors in department stores, home stores & clubs
- Finalizing definitive agreement during exclusive period



* Sequential has not entered into any definitive documentation relating to the transaction. There is no assurance that this transaction will occur on the terms described, or at all.

GROWTH STRATEGY

1. Organic Brand Growth
2. Accretive Acquisition Growth

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1 Organic Brand Growth

- Growth with existing licensees
- Category expansion via new best-in-class licensees
- Channel expansion
- International growth in mature markets
- International growth in emerging markets

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2 Accretive Acquisition & Growth

- We are aiming to be actively acquisitive in multiple consumer industries
- We seek out brands that operate as a licensing business or can be converted to a licensing model
- We are insistent that every acquisition be immediately accretive
- Illustrative metrics of ideal acquisition targets:

Model Acquisition Metrics (Pro Forma)	
Revenue	• $8.0 mm
SG&A	• $2.0 mm
EBITDA	• $6.0 mm • 75% margin
Purchase Price Multiples	• EV / Revenue: 2.0x – 6.0x • EV / EBITDA: 2.5x – 7.5x

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UP LIST TO MAJOR EXCHANGE

REVENUE GROWTH

$25 million revenue pro forma inclusive of all acquisitions
Goal of reaching $100 million revenue in 3 years

ORGANIC GROWTH

Goal of achieving High Single Digit organic growth each year

MARGIN EXPANSION

Goal of achieving 65-70% EBITDA margins by 2014 on pro forma basis

FREE CASH FLOW

Goal of converting 65% of EBITDA into FCF by 2014 pro forma

BALANCE SHEET

- Completed a $22.4 million private placement
- $80 million in Aggregate Minimum Royalties Guaranteed over the next 5 years from our Licensees including pending and expected acquisitions
- Goal of maintaining a Net Debt to EBITDA Ratio of >4.0x

Thank you for your interest

We are just getting started on our planned journey of leveraging a brand management and IP platform into what we strongly believe will become a major industry force

ROADMAP TO FUTURE GROWTH


ORGANIC GROWTH OPPORTUNITIES
ACQUISITION GROWTH
FUTURE GROWTH
Category Expansion 1
New Brands 4

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